Exhibit 10.27

SECOND AMENDMENT, CONSENT AND WAIVER

This SECOND AMENDMENT, CONSENT AND WAIVER (this “Amendment”) relating to the Credit Agreement (as defined below) is entered into and effective as of December 21, 2012, among FIG LLC, a Delaware limited liability company (the “Borrower”), certain Subsidiaries and Affiliates of the Borrower (the “Guarantors”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are party to that certain Credit Agreement, dated as of October 7, 2010 (as amended, restated, supplemented, waived and modified from time to time, the “Credit Agreement”);

WHEREAS, certain of the Loan Parties propose to enter into and consummate the transactions described on Exhibit A hereto (together with such other transactions reasonably necessary or desirable to consummate the foregoing (but for the avoidance of doubt not increasing the Purchase Price or the interest rate on the Promissory Notes (each as defined in Exhibit A)), the “Specified Transactions”);

WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement, consent to the Specified Transactions and waive any Default or Event of Default resulting therefrom; and

WHEREAS, the Required Lenders are willing to agree to such amendments, consent and waiver, subject to the terms and conditions as more fully set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.             Amendment to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 3 below, from and after the date hereof, the Credit Agreement is hereby amended as follows:

(a)           The following new definitions are inserted into Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Second Amendment” means that certain Second Amendment, Consent and Waiver, dated as of December 21, 2012, among the Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“Specified Transaction Promissory Notes” means the “Promissory Notes” as defined in Exhibit A to the Second Amendment.

“Specified Transaction Purchase Price” means the “Purchase Price” as defined in Exhibit A to the Second Amendment.

(b)           The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended by adding the following new paragraph at the end of such definition:

Notwithstanding anything to the contrary contained herein, the following shall be excluded for purposes of calculating the Consolidated Fixed Charge Coverage Ratio at any date of determination:  (a) the Specified Transaction Purchase Price, (b) the aggregate amount of all Interest Charges in connection with the Specified Transaction Promissory Notes, and (c) the aggregate amount of all principal payments made under the Specified Transaction Promissory Notes and all scheduled principal payments under the Specified Transaction Promissory Notes.

2.             Consent and Waiver under Credit Agreement.  Pursuant to Section 11.01 of the Credit Agreement, the Required Lenders hereby consent to the consummation of the Specified Transactions and the performance by the relevant Loan Parties of their respective obligations under the Specified Transactions.  Notwithstanding anything to the contrary in any Loan Document, the Required Lenders hereby agree that neither the consummation of the Specified Transactions nor the performance by the relevant Loan Parties of their respective obligations under the Specified Transactions will constitute or result in any Default or Event of Default.  Furthermore, notwithstanding Section 8.07(g) or any other provision of the Credit Agreement, the Required Lenders hereby agree that FOE I may lend to FIG Corp. up to $17,000,000 in order for FIG Corp. to make payments under the Amended and Restated Tax Receivable Agreement, dated as of February 1, 2007, by and among FIG Corp., FIG Asset Co. LLC, and the other parties thereto and that such loan shall not constitute a Default or Event of Default. The Administrative Agent hereby acknowledges such consent and agreement by the Required Lenders.

3.             Effectiveness; Conditions Precedent.  This Amendment shall be effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.

4.             Ratification of Credit Agreement.  The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended, waived and modified by this Amendment.  Except as herein specifically agreed, the Credit Agreement, as amended, waived and modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  Each of the Loan Parties acknowledges and consents to the amendments and modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (including, without limitation, the indemnity obligations and guaranty obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document.

5.             Authority/Enforceability.  Each of the Loan Parties represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)           The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ organizational documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.

6.             Representations and Warranties of the Loan Parties.  The Loan Parties represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except to the extent a representation and warranty specifically refers to an earlier date and then as of such earlier date) and (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

7.             Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or electronic transmission of a “PDF” copy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

8.             GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	FIG LLC,
a Delaware limited liability company

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

[Signature Page — FIG LLC Credit Agreement Amendment]

GUARANTORS:	FORTRESS OPERATING ENTITY I LP,
a Delaware limited partnership
By: FIG Corp, its General Partner

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FOE II (NEW) LP,
a Delaware limited partnership
By: FIG Corp, its General Partner

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

PRINCIPAL HOLDINGS I LP,
a Delaware limited partnership
By: FIG Asset Co. LLC, its General Partner

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FORTRESS PRINCIPAL INVESTMENT HOLDINGS LLC,
a Delaware limited liability company

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	General Counsel

FORTRESS PRINCIPAL INVESTMENT GROUP LLC,
a Delaware limited liability company

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

[Signature Page — FIG LLC Credit Agreement Amendment]

FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC,
a Delaware limited liability company

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	General Counsel

FORTRESS INVESTMENT FUND GP (HOLDINGS) LLC,
a Delaware limited liability company

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	Secretary

FIG PARTNERS POOL (A) LLC,
a Delaware limited liability company

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	General Counsel

FIG PARTNERS POOL (P2) LLC,
a Delaware limited liability company

By:	/s/ David N. Brooks
Name:	David N. Brooks
Title:	General Counsel

[Signature Page — FIG LLC Credit Agreement Amendment]

ADMINISTRATIVE
AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

	By:	/s/ Rosy Cohen
	Name:	Rosy Cohen
	Title:	Managing Director

[Signature Page — FIG LLC Credit Agreement Amendment]

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Rosy Cohen
	Name:	Rosy Cohen
	Title:	Managing Director

[Signature Page — FIG LLC Credit Agreement Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Juan S. Agudelo
Name:	Juan S. Agudelo
Title:	Assistant Vice President

[Signature Page — FIG LLC Credit Agreement Amendment]

CITIBANK, N.A., as a Lender

By:	/s/ Eros Marshall
Name:	Eros Marshall
Title:	Vice President

[Signature Page — FIG LLC Credit Agreement Amendment]

Exhibit A - Specified Transactions

The following transactions are designed to purchase the equity from a resigning Principal, Robert Kauffman.  Fortress Operating Entity I LP, FOE II (New) LP and Principals Holding I LP (collectively, the “Purchaser”) intends to enter into a purchase agreement  in substantially the form delivered to the Administrative Agent as of the date of this Amendment (the “Purchase Agreement”) with Aldel LLC, a Delaware limited liability company (the “Seller”), pursuant to which, among other things, the Purchaser will directly or indirectly purchase from the Seller approximately (i) 2,082,684 Class A Shares of Public FIG (the “Class A Shares”), (ii) 49,189,480 Class B Shares of Public FIG (the “Class B Shares”), (iii) 49,189,480 Class B Common Units of FOE I (the “FOE I Units”), (iv) 49,189,480 Class B Common Units of FOE II (New) LP (the “FOE II Units”) and (v) 49,189,480 Class B Common Units of Principal Holdings I LP (the “PH Units” and, together with the Class A Shares, the Class B Shares, the FOE I Units and the FOE II Units, the “Purchased Shares”), on the terms and subject to the conditions set forth in the Purchase Agreement.

The Purchased Shares will be purchased on or prior to December 31, 2012, for an aggregate purchase price in an amount not to exceed $179,500,000 (the “Purchase Price”).  Up to $30,000,000 of the Purchase Price will be paid in cash at the closing.  The Purchaser’s obligation to pay the remaining portion of the Purchase Price will be evidenced by one or more unsecured promissory notes in substantially the form delivered to the Administrative Agent as of the date of this Amendment (the “Promissory Notes”), which will amortize and have a final maturity date no later than March 31, 2014 as more fully set forth in the Promissory Notes.  The Promissory Notes will provide that if an Event of Default occurs under the Credit Agreement, the Seller will not make any payments thereunder for so long as such Event of Default continues. It is contemplated that the Promissory Notes will be transferred by the Seller to FIG Corp.

The Purchased Shares may be held by the Purchaser, transferred to other Loan Parties or Subsidiaries, cancelled or retired, distributed to Public FIG or any Affiliate thereof, delivered to employees, officers or directors in respect of any obligations of Public FIG pursuant to a stock incentive plan, or otherwise disposed of.

The Purchaser and other Loan Parties will pay fees and expenses in connection with the Purchase Agreement, the Promissory Note and the consummation of the transactions contemplated thereby.